PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is providing financing for the $7.9 million acquisition and re-syndication of an 83-unit senior affordable apartment community residing on 2.78-acres in Mounds View, MN. Silver Lake Pointe consists of one residential building, which is three stories in height, with an underground parking garage and elevator. The unit mix includes 50 one-bedroom units and 33 two-bedroom units.

The transaction includes renovations to the apartment building, which has not undergone major renovations since its construction in 1995. The renovations will modernize residential units and common areas, and improve building systems. The scope also includes accessibility enhancements, including four fully accessible units, two units with audio/visual alarm systems and ADA-compliant parking and sidewalk improvements.

Conveniences located near the project include service providers, retail stores, restaurants, healthcare providers, educational institutions, and recreational areas.

HIT ROLE	The HIT will facilitate the project’s acquisition and re-syndication efforts by purchasing a taxable Ginnie Mae Permanent Loan Certificate. Since 1991, the HIT has financed 119 projects in Minnesota and 88 projects in the Twin Cities, all built 100% with union construction labor.
SOCIAL IMPACT	As part of the proposed transaction, new 4% Low Income Housing Tax Credit (LIHTC) equity will be issued, and 100% of the units will be restricted to 50% area median income (AMI). Furthermore, it is anticipated that the project will continue to be intended and operated for occupancy by persons 55 years of age or older and must abide by Minnesota Housing’s definition of senior housing.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $7.9 Million	Total Development Cost $16.9 Million	83 Units (100% affordable)	32,860 Hours of Union ConstructionWork Generated	$1.9 Million Tax revenue generated	$15.1 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of June 30, 2026. Economic impact data is in 2025 dollars and all other figures are nominal.

PROJECT PROFILE | Silver Lake Pointe – Mounds View, MN

“Silver Lake Pointe exemplifies what an impact investment should be. HIT put our pension dollars to work preserving affordable housing for local seniors while creating quality jobs for our members.”

-    Don Mullin, Executive Secretary
Saint Paul Building Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

7/2026

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com